UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

F O R M 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 2000

BOSTON CAPITAL TAX CREDIT FUND IV L.P.

(Exact name of registrant as specified in its charter)

Delaware 0-26200 04-3208648

(State or other jurisdiction (Commission (IRS Employer

of incorporation) File Number) Identification No.)

c/o Boston Capital Corporation,

One Boston Place, Boston, Massachusetts 02108-4406

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code	(617) 624-8900

None

(Former name or former address, if changed since last report)

Item 5. Other Events

As of December 2000 Boston Capital Tax Credit Fund IV L.P., a Delaware limited partnership, specifically Series 38 thereof, entered into various agreements relating to Arbors at Eagle Crest Limited Dividend Housing Association Limited Partnership, a Michigan limited partnership (the "Operating Partnership") on behalf of Series 38 of the Partnership, including the Amended and Restated Agreement of Limited Partnership of the Operating Partnership dated as of December 2000 (the "Operating Partnership Agreement"), pursuant to which Series 38 acquired a limited partner interest in the Operating Partnership. Series 38 and 39 have jointly invested in the Operating Partnership pursuant to the terms of the Partnership's Partnership Agreement, with Series 38 investing 50% and Series 39 investing 50%. Capitalized terms used and not otherwise defined herein have their meanings set forth in the Operating Partnership Agreement.

The Operating Partnership owns a 120 unit apartment complex for families located at Union Township in Isabella County, Michigan, which is known as Arbors at Eagle Crest Apartments (the "Apartment Complex"). The Apartment Complex consists of 9 buildings containing 24 one-bedroom units, 64 two-bedroom units and 32 three-bedroom units. Amenities include a swimming pool, clubhouse/recreation room and playground/tot lot. Unit amenities include central air conditioning, dishwasher, garbage disposal, patios, balconies, washer/dryer hook-ups and storage. Construction of the Apartment Complex commenced in July 2000 and is scheduled for completion in October 2001. 100% Occupancy was achieved in June 2002 .

The Operating Partnership expects to receive permanent financing in the amount of $1,800,000 (the "Permanent Mortgage") from TCF Bank. The Permanent Mortgage is expected to bear interest fixed upon funding at 175 basis points over the Community Investment Program available through the Federal Home Loan Bank per annum payable over a 30 year amortization period and a 20 year term

It is expected that 100% of the rental apartment units in the Apartment Complex will qualify for the low-income housing tax credit (the "Tax Credits") under Section 42 of the Internal Revenue Code of 1986, as amended (the "Code").

The general partner of the Operating Partnership is Arbors at Eagle Crest Apartments LLC, (the "General Partner"). The principals of the General Partner are Larry A. Swank and Lance A. Swank.

Series 38 acquired its interest in the Operating Partnership directly from the Operating Partnership in consideration of an agreement to make a Capital Contribution of $7,176,931 to the Operating Partnership in 4 installments as follows:

    $4,306,159 (the "First Installment") on the later of (i) the Admission Date or (ii) Construction/Permanent Mortgage Closing;
    $717,693 (the "Second Installment") on the later of (i) 80% Construction Completion or (ii) Carryover Certification;
    $1,435,390 (the "Third Installment") on the latest to occur of (i) the Completion Date, (ii) Cost Certification, (iii) receipt by the Limited Partners of a copy of the Partnership's owner's title insurance policy as endorsed through the Third Installment due date, with such policy and endorsement in forma nd substance satisfactory to the Special Limited Partner; and
    $717,689 (the "Fourth Installment") on the latest of (i) the Initial 100% Occupancy Date, (ii) Permanent Mortgage Commencement, (iii) the occurrence of Rental Achievement, or (iv) State Designation..

All of the installments have been paid by Series 38.

The total Capital Contribution of Series 38 to the Operating Partnership is based on the Operating Partnership receiving $9,202,114 in Tax Credits during the 10-year period commencing in 2001 of which 49.995% ($4,600,597) will be allocated to Series 39 and 49.995% ($4,600,597) will be allocated to Series 39 as the Investment Limited Partner of the Operating Partnership.

Series 38 believes that the Apartment Complex is adequately insured.

Ownership interests in the Operating Partnership are as follows, subject in each case to certain priority allocations and distributions as set forth in the Operating Partnership Agreement:
	Profits, Losses and Tax Credits from Normal Operations	Capital Transactions	Cash Flow
General Partner	0.01%	70.0%	80.0%
Series 38	49.995%	14.9995%	10.0%
Series 39	49.995%	14.9995%	10.0%
Special Limited Partner	0.0%	0.001%	0.0%

The Special Limited Partner of the Operating Partnership is BCTC 94, Inc., an affiliate of Series 38.

Series 39 used funds obtained from the payments of the holders of its beneficial assignee certificates to make the acquisition of its interest in the Operating Partnership.

Boston Capital, or an Affiliate thereof, will receive a fee (the "Asset Management Fee") commencing in 2002 from the Operating Partnership, for services in connection with the Operating Partnership's accounting matters and the preparation of tax returns and reports to the Partnership, in the annual amount of $8,400. The Asset Management Fee for each Fiscal Year will be payable from Cash Flow in the manner and priority set forth in Section 10.3(a) of the Operating Partnership Agreement, provided, however, that if, in any Fiscal Year, Cash Flow is insufficient to pay the full amount of the Asset Management Fee, the General Partner shall advance the amount of such deficiency to the Operating Partnership as a Subordinated Loan. If for any reason the Asset Management Fee is not paid in any Fiscal Year, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first Fiscal Year in which there is sufficient Cash Flow or Capital Proceeds as provided in Article X of the Operating Partnership Agreement.

The Operating Partnership will pay the General Partner a fee (the "Partnership Management Fee") commencing in 2002 for services in connection with the administration of the day-to-day business of the Operating Partnership in an annual amount equal to $8,400. The Partnership Management Fee for each fiscal year of the Operating Partnership shall be payable from Cash Flow in the manner set forth in Section 10.3(a) of the Operating Partnership Agreement. If for any reason the Partnership Management Fee is not paid in any Fiscal Year, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first Fiscal Year in which there is sufficient Cash Flow or Capital Proceeds as provided in Article X of the Operating Partnership Agreement.

In consideration of its consultation, advice and other services in connection with the construction and development of the Apartment Complex, the Operating Partnership will pay the Developer a fee (the "Development Fee") in the principal amount of $1,000,000. The Development Fee, $5,853, shall be due and payable only in accordance with Section 6 of the Development Agreement and, if not sooner paid, the total amount then outstanding will be payable on the tenth (10th) anniversary of the end of the Tax Credit Period from the proceeds of an additional General Partner Capital Contribution.

Item 7. Exhibits.

	(c)	Exhibits.	Page
(1)	(a)	Form of Dealer-Manager Agreement between Boston Capital Services, Inc. and the Registrant (including, as an exhibit thereto, the form of Soliciting Dealer Agreement)
(2)	(a)	Agreement of Limited Partnership of the Partnership

Incorporated by reference to Exhibit (1) to Registration Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

2 Incorporated by reference to Exhibit (2) to Registration Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: October 21, 2002

BOSTON CAPITAL TAX CREDIT FUND IV L.P.

By: Boston Capital Associates IV L.P.,

its General Partner

By: BCA Associates Limited Partnership, its

General Partner

By: C&M Management, Inc., its

sole General Partner

By: /s/ John P. Manning__

John P. Manning, President